                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2002



                             Star Gas Partners, L.P.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                                33-98490                  06-1437793
   -------------------------------         -----------------------------   -------------------
    (State or Other Jurisdiction             (Commission File Number)         (IRS Employer
  Of Incorporation or Organization)                                        Identification No.)

  2187 Atlantic Street, Stamford, CT                                              06902
  -----------------------------------                                         ---------------
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code: 203-328-7300
                                                    ------------

         Item 5.  Other Events.

                  In August, 2001, a subsidiary of Star Gas Partners, L.P., a Delaware limited partnership (the "Partnership"), completed the purchase of Meenan Oil Co., Inc., a Delaware corporation ("Meenan") and its affiliates for a purchase price of approximately $131.8 million, payable in cash. The transaction was originally reported by the Partnership pursuant to a Current Report on Form 8-K dated July 31, 2001. The purpose of this Form 8-K is to update the previously filed historical and pro forma financial information relating to Meenan as set forth in Item 7 hereof.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Businesses Acquired:

                           (i)      audited annual historical financial
                                    statements of Meenan as of June 30, 2001 and 2000, and for each of the years in the three-year period ended June 30, 2001;

                  (b)      Pro Forma Financial Information:

                           Statement of operations for the Partnership for the fiscal year ended September 30, 2001.

                  (c)      Exhibits:

                           Exhibit
                           Number        Exhibit
                           -------       -------

                           23.1 Consent of KPMG LLP to Meenan financial statements.
                           99.1 Audited annual historical financial statements of Meenan as of June 30, 2001 and 2000, and for each of the years in the three-year period ended June 30, 2001.
                           99.2 Pro forma statement of operations for the Partnership for the fiscal year ended September 30, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STAR GAS PARTNERS, L.P.
                                          By: Star Gas, LLC, as General Partner



                                          By: /s/ James Bottiglieri
                                              ----------------------------------
                                              Name:   James Bottiglieri
                                              Title:  Vice President

Date: November 4, 2002

                                INDEX TO EXHIBITS


    Exhibit
    Number           Exhibit
    -------          -------
    23.1             Consent of KPMG LLP to Meenan financial statements
    99.1             Audited annual historical financial statements of Meenan
                     as of June 30, 2001 and 2000, and for each of the years in the three-year period ended June 30, 2001
    99.2             Pro forma statement of operations for the Partnership for
                     the fiscal year ended September 30, 2001